Exhibit 24.1

DIRECTOR’S POWER OF ATTORNEY

(Form S-4 for the acquisition of Bank Mutual Corporation)

Each of the undersigned directors of Associated Banc-Corp (the “Corporation”) hereby designates and appoints Randall J. Erickson and Tyler Moore, and each of them, as the undersigned’s true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for the purpose of: (i) executing in the undersigned’s name and on the undersigned’s behalf the Corporation’s Registration Statement on Form S-4 (the “Form S-4”) to which this power of attorney is filed as an exhibit, and any related amendments (including post-effective amendments) and/or supplements to said Form S-4 (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities and Exchange Act of 1933, as amended); (ii) generally doing all things in the undersigned’s name and on the undersigned’s behalf in the undersigned’s capacity as a director to enable the Corporation to comply with the provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming the undersigned’s signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.

IN WITNESS WHEREOF, the undersigned have each executed this Power of Attorney, on one or more counterparts, as of the 25th day of July, 2017.

/s/ John F. Bergstrom	/s/ Eileen A. Kamerick
John F. Bergstrom	Eileen A. Kamerick

/s/ Philip B. Flynn	/s/ Gale E. Klappa
Philip B. Flynn	Gale E. Klappa

/s/ R. Jay Gerken	/s/ Richard T. Lommen
R. Jay Gerken	Richard T. Lommen

/s/ Judith P. Greffin	/s/ Cory L. Nettles
Judith P. Greffin	Cory L. Nettles

/s/ William R. Hutchinson	/s/ Karen T. van Lith
William R. Hutchinson	Karen T. van Lith

/s/ Robert A. Jeffe	/s/ John (Jay) B. Williams
Robert A. Jeffe	John (Jay) B. Williams